[GRAPHIC OMITTED]

Incorporated under the Laws of the State of Maryland

REICH & TANG EQUITY FUND, INC.

                                                                 CUSIP 759180102
THIS CERTIFIES THAT [    SPECIMEN   ]  IS THE OWNER OF [              ]

     FULLY PAID AND NON-ASSESABLE SHARES OF COMMON STOCK, PAR VALUE $.001 PER SHARE, OF REICH & TANG EQUITY FUND, INC. (HEREIN THE "CORPORATION")
TRANSFERABLE ON THE BOOKS OF THE CORPORATION IN PERSON OR BY ATTORNEY DULY AUTHORIZED IN WRITING UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THE HOLDER HEREOF BY ACCEPTING THIS CERTIFICATE EXPRESSLY ASSENTS TO AND IS BOUND BY THE ARTICLES OF INCORPORATION, AS AMENDED, AND BY THE BY-LAWS, AS AMENDED, OF THE CORPORATION, COPIES OF WHICH ARE AVAILABLE FOR INSPECTION AT THE PRINICPAL OFFICE OF THE CORPORATION IN THE STATE OF MARYLAND.

THE SHARES REPRESENTED BY THIS CERTIFICATE WILL BE REDEEMED BY THE CORPORATION UPON REQUEST OF THE STOCKHOLDER AS PROVIDED IN THE ARTICLES OF INCORPORATION OF THE CORPORATION. IN ADDITION, THE ARTICLES OF INCORPORATION PROVIDE THAT THE CORPORATION, AT ITS OPTION, MAY REDEEM SHARES OF ITS STOCK UNDER CERTAIN OTHER CIRCUMSTANCES. THE CORPORATION WILL FURNISH TO ANY STOCKHOLDER UPON REQUEST AND WITHOUT CHARGE A FULL STATEMENT OF THE DESIGNATIONS, AND ANY PREFERENCES, CONVERSION AND OTHER RIGHTS, VOTING POWERS, RESTRICTIONS, LIMITATIONS AS TO DIVIDENDS, QUALIFICATIONS AND TERMS AND CONDITIONS OF REDEMPTION OF THE STOCK OF EACH CLASS AND SERIES AUTHORIZED TO BE ISSUED, THE DIFFRENCES IN THE RELATIVE RIGHTS AND PREFERENCES THEREOF AND ANY AND OF ANY SUBSEQUENT SERIES OF ANY SUCH CLASSES OR SEREIS.

     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.



DATED [              ]
Reich & Tang Equity Fund, Inc.
Corporate
Seal
1984
Maryland

                /s/ Bernadette N. Finn             /s/ Robert Hoerle
                    Secretary                           President
     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM        - as tenants in common

TEN ENT        - as tenants by the entireties

UNIF GIFT MIN ACT - __________________Custodian_________, under Uniform Gifts to Minors Act_________________________
                                       (State)

Additional abbreviations may also be used though not in the above list.




For Value Received, _______hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
[                             ]_________________________________________________

_____________________________________________________________________ Shares
of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint_____________________________Attorney to transfer the said Stock on the books of the within named Corporation with full power of substitution in the premises.
Dated________________19__________

In presence of

____________________________________________________________________

NOTICE: THE SIGNATURE OF THIS ASSIGMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.